                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): May 19, 1998



                         INTERMEDIA COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)



         Delaware                                                59-2913586
(State or other jurisdic-                                     (I.R.S. Employer
 tion of incorporation or                                    Identification No.)
 organization)



                                     0-20135
                            (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                                33619-1309
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (813) 829-0011

Item 7.  Financial Statements and Exhibits

Exhibit 99.4 of the Current Report on Form 8-K, dated May 20, 1998, of Intermedia Communications Inc., a Delaware corporation, is hereby replaced in its entirety with Exhibit 99 attached hereto.

Exhibit 99        Unaudited Pro Forma Condensed Consolidated Financial
                  Statements





                                     2 of 5

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June, 1998

                         INTERMEDIA COMMUNICATIONS INC.
                                  (Registrant)



                         By: /s/ Robert M. Manning
                             Name:  Robert M. Manning
                             Title: Senior Vice President and Chief
                                    Financial Officer


                                     3 of 5

                                  EXHIBIT INDEX

Exhibit                                                                Page
  No.                                Description                        No.

Exhibit 99                 Unaudited Pro Forma Condensed
                           Consolidated Financial
                           Statements.                                   5








                                     4 of 5